Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Lauchnor, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Royal Precision, Inc. on Form 10-Q for the quarter ended November 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Royal Precision, Inc. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

February 13, 2003

                                        By: /s/  John C. Lauchnor
                                            ------------------------------------
                                            Name: John C. Lauchnor
                                            Title: Chief Executive Officer


I, Frank W. Mertes, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Royal Precision, Inc. on Form 10-Q for the quarter ended November 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Royal Precision, Inc. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

February 13, 2003

                                        By: /s/ Frank W. Mertes
                                            ------------------------------------
                                            Name: Frank W. Mertes
                                            Title: Chief Financial Officer